Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

August 10, 2016

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) related to their annual evaluation of certain information with respect to a portfolio of automotive finance receivables and the associated wholesale automotive dealer accounts included in GMF Floorplan Owner Revolving Trust (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 7, 2016, representatives of the Company provided us with (i) a computer-generated wholesale automotive dealer account data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2016, with respect to 626 wholesale automotive dealer accounts (the “Dealer Data File”) and (ii) a computer-generated automotive finance receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2016, with respect to 111,022 automotive finance receivables (the “Receivable Data File”).

At your instruction, we randomly selected (i) 25 wholesale automotive dealer accounts (the “Sample Accounts”) from the Dealer Data File and (ii) 150 automotive finance receivables (the “Sample Receivables”) from the Receivable Data File and performed certain comparisons and recomputations for each of the Sample Accounts and Sample Receivables relating to the automotive characteristics (the “Characteristics”) set forth on the Dealer Data File or Receivable Data File, as applicable, and indicated below.

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Characteristics

1.Vehicle identification number (“VIN”)* 2. Initial funding amount* 3. Model type (new/used)* 4. Plan code* 5. Current principal balance* 6. Invoice date* 7. Vehicle model*	8. Days in inventory* 9. Dealer credit rating** 10. Dealer state** 11. Dealer CMP balance** 12. Dealer gross account balance** 13. Dealer net account balance**

*	For Sample Receivables
**	For Sample Accounts

We compared Characteristics 1. through 7. (as set forth on the Receivable Data File) to the corresponding information set forth on or derived from queries, provided to us by representatives of the Company on July 13, 2016, from the Company’s servicing system (collectively, the “Servicing System Query”).

We compared Characteristic 8. (as set forth on the Receivable Data File) to the corresponding information set forth on or derived from queries, provided to us by representatives of the Company on July 13, 2016, from the Company’s billing system (collectively, the “Billing System Query”).

We compared Characteristic 9. (as set forth on the Dealer Data File) to the corresponding information set forth on or derived from queries, provided to us by representatives of the Company on July 13, 2016, from the Company’s credit system (the “Credit Rating Query”).

We compared Characteristic 10. (as set forth on the Dealer Data File) to the corresponding information set forth on or derived from the Servicing System Query and the “Master Loan Agreement.”

We compared Characteristic 11. (as set forth on the Dealer Data File) to the corresponding information set forth on or derived from the Servicing System Query.

We compared Characteristic 12. (as set forth on the Dealer Data File) to the corresponding information set forth on or derived from the Billing System Query.

We compared Characteristic 13. (as set forth on the Dealer Data File) to the difference between the (i) dealer gross account balance (Characteristic 12. and as set forth on the Billing System Query) and (ii) dealer CMP balance (Characteristic 11. and as set forth on the Servicing System Query). Further, at your instruction, differences of $1.00 or less are noted to be in agreement for purposes of such comparison.

The automotive documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts or Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Dealer Data File and Receivables Data File, as applicable, were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Dealer Data File and Receivables Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automotive dealer accounts or automotive finance receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Dealer Data File and Receivables Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,
/s/ Deloitte & Touche LLP